Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies[Abstract]
Accounting Estimates

Accounting Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.  Additionally, the financial information for 2011 and 2010 included herein may not necessarily reflect the Company’s financial position, results of operations and cash flows in the future or what the Company’s financial position, results of operations and cash flows would have been had Lumos Networks been an independent, publicly traded company prior to the Business Separation on October 31, 2011.

Principles Of Consolidation

Principles of Consolidation

The consolidated financial statements include the accounts of the Company, Lumos Networks Operating Company, a wholly-owned subsidiary of the Company, and all of Lumos Networks Operating Company’s wholly-owned subsidiaries and those limited liability corporations where Lumos Networks Operating Company or certain of its subsidiaries, as managing member, exercised control.  All significant intercompany accounts and transactions have been eliminated.

For all periods prior to the Business Separation on October 31, 2011, the consolidated financial statements principally represent the financial results reflected by NTELOS constituting the companies comprising the Competitive and RLEC wireline segments.  These financial results as of and for the periods prior to the date of the Business Separation have been adjusted to reflect certain corporate expenses which were not previously allocated to the segments.  These allocations primarily represent corporate support functions, including but not limited to accounting, human resources, information technology and executive management, as well as corporate legal and professional fees, including audit fees, and equity-based compensation expense related to equity-based awards granted to employees in corporate support functions and executive management.  These additional expenses for the ten months ended October 31, 2011 were $2.6 million and for the year ended December 31, 2010 were $5.1 million (inclusive of $2.8 million of acquisition-related costs).  The Company believes that these costs would not have been materially different had they been calculated on a standalone basis.  However, such costs are not indicative of the actual level of expense and exclude certain expenses that would have been incurred by the Company if it had operated as an independent, publicly traded company nor are they comparable to the expenses incurred in 2012.

Revenue Recognition

Revenue Recognition

The Company recognizes revenue when services are rendered or when products are delivered, installed and functional, as applicable.  Certain services of the Company require payment in advance of service performance.  In such cases, the Company records a service liability at the time of billing and subsequently recognizes revenue ratably over the service period. The Company bills customers certain transactional taxes on service revenues.  These transactional taxes are not included in reported revenues as they are recognized as liabilities at the time customers are billed.

The Company earns revenue by providing services through access to and usage of its networks.  Local service revenues are recognized as services are provided.  Carrier data revenues are earned by providing switched access and other switched and dedicated services, including wireless roamer management, to other carriers.  Revenues for equipment sales are recognized at the point of sale.

The Company periodically makes claims for recovery of access charges on certain minutes of use terminated by the Company on behalf of other carriers. The Company recognizes revenue in the period when it is determined that the amounts can be estimated and collection is reasonably assured.

Cash And Cash Equivalents

Cash and Cash Equivalents

The Company considers its investment in all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.  The Company places its temporary cash investments with high credit quality financial institutions with a maturity date of not greater than 90 days from acquisition and all are investments held by commercial banks.  At times, such investments may be in excess of the FDIC insurance limit.  At December 31, 2012 and 2011,  the Company did not have any cash equivalents.

As of December 31, 2012, all of the Company’s cash was held in non-interest bearing deposit accounts.  Total interest income related to cash was negligible for the years ended December 31, 2012, 2011 and 2010.

The Company utilizes a zero balance arrangement for its master cash account against a swingline facility that the Company has with its primary commercial bank.  As of December 31, 2012, the Company reclassified its book overdraft related to this master cash account of $1.8 million to Accounts Payable on the consolidated balance sheet.  The Company has classified this overdraft in cash flows from operating activities on the consolidated statement of cash flows for the year ended December 31, 2012.

Restricted Cash

Restricted Cash

During 2010, the Company received a federal broadband stimulus award to bring broadband services and infrastructure to Alleghany County, Virginia.  The total project is $16.1 million, of which 50% (approximately $8 million) is being funded by a grant from the federal government.  The project is expected to be completed before September 30, 2015.  The Company was required to deposit 100% of its portion for the grant (approximately $8 million) into a pledged account in advance of any reimbursements, which can be drawn down ratably following the grant reimbursement approvals which are contingent on adherence to the program requirements.  The Company received $2.3 million in the year ended December 31, 2012 and $0.5 million in 2011 for the reimbursable portion of the qualified recoverable expenditures to date.  The Company has a  $1.5 million receivable for the reimbursable portion of the qualified recoverable expenditures through December 31, 2012.  At  December 31, 2012, the Company’s pledged account balance was  $5.3 million.  This escrow account is a non-interest bearing account with the Company’s primary commercial bank.

Trade Accounts Receivable

Trade Accounts Receivable

The Company sells its services to commercial and residential end-users and to other communication carriers primarily in Virginia and West Virginia and portions of Maryland, Pennsylvania, Ohio and Kentucky.  The Company has credit and collection policies to maximize collection of trade receivables and requires deposits on certain sales.  The Company maintains an allowance for doubtful accounts based on historical results, current and expected trends and changes in credit policies.  Management believes the allowance adequately covers all anticipated losses with respect to trade receivables.  Actual credit losses could differ from such estimates. The Company includes bad debt expense in customer operations expense in the consolidated statements of operations.  Bad debt expense for the years ended December 31, 2012, 2011 and 2010 was $0.6 million, $1.0 million and $0.3 million, respectively.  The Company’s allowance for doubtful accounts was $1.8 million and $2.8 million as of December 31, 2012 and 2011, respectively.

Property, Plant And Equipment And Other Long-Lived Assets

Property, Plant and Equipment and Other Long-Lived Assets (Excluding Goodwill and Indefinite-Lived Intangible Assets)

Property, plant and equipment, finite-lived intangible assets and long-term deferred charges are recorded at cost and are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount should be evaluated pursuant to the subsequent measurement guidance described in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 360-10-35.  Impairment is determined by comparing the carrying value of these long-lived assets to management’s best estimate of future undiscounted cash flows expected to result from the use of the assets.  If the carrying value exceeds the estimated undiscounted cash flows, the excess of the asset’s carrying value over the estimated fair value is recorded as an impairment charge.

In 2011, the Company determined that the fair value of the RLEC segment assets, including property, plant and equipment and finite-lived intangible assets, was lower than the carrying value as a result of the revaluation of assets performed in connection with the Business Separation as of October 31, 2011.  An impairment charge was recorded for $20.9 million ($12.7 million net of tax), which is included in the line item “asset impairment charges” on the consolidated statement of operations for the year ended December 31, 2011.  The allocation of the impairment charge was as follows:

(In thousands)	2011
Property, plant and equipment	$16,032
Customer intangible	4,661
Trademark	164
Total impairment	$20,857

The Company believes that no impairment indicators exist as of December 31, 2012 that would require it to perform impairment testing for long-lived assets, including property, plant and equipment, long-term deferred charges and finite-lived intangible assets to be held and used.

Depreciation of property, plant and equipment is calculated on a straight-line basis over the estimated useful lives of the assets, which the Company reviews and updates based on historical experiences and future expectations.  At December 31, 2012, the Company revised the useful lives of certain leasehold improvements as a result of the termination of a building lease.  The Company recognized accelerated depreciation costs of $1.4 million in the fourth quarter of 2012 as a result of this change in estimate.

Intangibles with a finite life are classified as other intangibles on the consolidated balance sheets.  At December 31, 2012 and 2011, other intangibles were comprised of the following:

		2012		2011
(Dollars in thousands)	Estimated Life	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Customer relationships	3 to 15 yrs	$103,153	$(69,734)	$103,153	$(59,286)
Trademarks	0.5 to 15 yrs	3,518	(2,042)	3,186	(1,884)
Non-compete agreement	2 yrs	1,100	(1,100)	1,100	(572)
Total		$107,771	$(72,876)	$107,439	$(61,742)

The Company amortizes its finite-lived intangible assets using the straight-line method unless it determines that another systematic method is more appropriate.  The amortization for certain customer relationship intangibles is being recognized using an accelerated amortization method based on the pattern of estimated earnings from these assets.

The estimated life of amortizable intangible assets is determined from the unique factors specific to each asset and the Company reviews and updates estimated lives based on current events and future expectations.  The Company capitalizes costs incurred to renew or extend the term of a recognized intangible asset and amortizes such costs over the remaining life of the asset. No such costs were incurred during the years ended December 31, 2012, 2011 or 2010.  Amortization expense for the years ended December 31, 2012, 2011 and 2010 was $11.1 million, $15.4 million and $8.6 million, respectively.

Amortization expense for the next five years is expected to be as follows:

(In thousands)	Customer Relationships	Trademarks	Total
2013	$9,665	$159	$9,824
2014	9,028	159	9,187
2015	4,648	159	4,807
2016	2,416	159	2,575
2017	2,097	159	2,256

Goodwill And Indefinite-Lived Intangible Assets

Goodwill and Indefinite-Lived Intangible Assets

Goodwill and franchise rights are considered to be indefinite-lived intangible assets.  Indefinite-lived intangible assets are not subject to amortization but are instead tested for impairment annually or more frequently if an event indicates that the asset might be impaired.  The Company policy is to assess the recoverability of indefinite-lived assets annually on October 1 and whenever adverse events or changes in circumstances indicate that impairment may have occurred.

The Company uses a two-step process to test for goodwill impairment.  Step one requires a determination of the fair value of each of the reporting units and, to the extent that the fair value of the reporting unit exceeds its carrying value (including goodwill), the step two calculation of implied fair value of goodwill is not required and no impairment loss is recognized.    In testing for goodwill impairment, the Company utilizes a combination of a discounted cash flow model and an analysis which allocates enterprise value to the reporting units.

In 2011, based on its ASC 360-10-35 testing, the Company determined that both the goodwill and the franchise rights for the RLEC segment were fully impaired.  As a result, the Company recorded a $65.4 million asset impairment charge ($53.0 million after tax), which is included in the line item “asset impairment charges” on the consolidated statement of operations for the year ended December 31, 2012.  The Company determined that there was no impairment of the Competitive segment goodwill in 2011 as the fair value of the reporting unit substantially exceeded its carrying value.

In 2012, the Company adopted FASB Accounting Standards Update (“ASU”) 2011-08, Intangibles – Goodwill and Other (Topic 350):  Testing Goodwill for Impairment, which permits an entity to take a qualitative approach to determining whether it is more likely than not that a reporting unit’s fair value is less than its carrying amount before applying the two-step quantitative goodwill impairment test promulgated by FASB ASC Topic 350.  After a preliminary assessment of quantitative factors the Company elected not to use this option for our 2012 testing and applied the two-step quantitative process as described above.  Based on the results of this annual impairment testing performed as of October 1, 2012, the Company determined that the fair value of the Competitive segment reporting unit substantially exceeds its carrying amount and that no impairment exists.

The following table presents the activity in goodwill for the years ended December 31, 2012 and 2011.

	2012			2011
(In thousands)	Gross Goodwill	Accumulated Impairment Loss	Net Goodwill	Gross Goodwill	Accumulated Impairment Loss	Net Goodwill
Beginning balance	$133,735	$(33,438)	$100,297	$133,735	$-	$133,735
Impairment of goodwill in the RLEC segment	-	-	-	-	(33,438)	(33,438)
Ending balance	$133,735	$(33,438)	$100,297	$133,735	$(33,438)	$100,297

Accounting For Asset Retirement Obligations

Accounting for Asset Retirement Obligations

An asset retirement obligation is evaluated and recorded as appropriate on assets for which the Company has a legal obligation to retire.  The Company records a liability for an asset retirement obligation and the associated asset retirement cost at the time the underlying asset is acquired.  Subsequent to the initial measurement of the asset retirement obligation, the obligation is adjusted at the end of each period to reflect the passage of time and changes in the estimated future cash flows underlying the obligation.

The Company enters into various facility co-location agreements and is subject to locality franchise ordinances.  The Company constructs assets at these locations and, in accordance with the terms of many of these agreements, the Company is obligated to restore the premises to their original condition at the conclusion of the agreements, generally at the demand of the other party to these agreements.  The Company recognizes the fair value of a liability for an asset retirement obligation and capitalizes that cost as part of the cost basis of the related asset, depreciating it over the useful life of the related asset.

Included in certain of the franchise ordinances under which the RLECs and CLECs operate are clauses that require the removal of the RLEC’s and CLEC’s equipment at the termination of the franchise agreement.  The Company has not recognized an asset retirement obligation for these liabilities as the removal of the equipment is not estimable due to an indeterminable end date and the fact that the equipment is part of the public switched telephone network and it is not reasonable to assume the jurisdictions would require its removal.

The following table indicates the changes to the Company’s asset retirement obligation liability, which is included in other long-term liabilities, for the years ended December 31, 2012 and 2011:

(In thousands)	2012	2011
Asset retirement obligations, beginning	$1,114	$1,070
Additional asset retirement obligations recorded, net of
adjustments in estimates	(2)	(72)
Accretion of asset retirement obligations	124	116
Asset retirement obligations, ending	$1,236	$1,114

Deferred Financing Costs

Deferred Financing Costs

The Company incurred and paid $4.9 million of issuance costs related to the $370 million post-Business Separation credit facility, which was funded in 2011.  These costs were deferred and are being amortized over the life of the related debt instrument using the effective interest method (Note 5).  No such costs were incurred in 2012.

Advertising Costs

Advertising Costs

The Company expenses advertising costs and marketing production costs as incurred (included within customer operations expenses in the consolidated statements of operations).  Advertising expense for the years ended December 31, 2012, 2011 and 2010 was $1.1 million, $0.9 million and $0.5 million, respectively.

Pension Benefits And Retirement Benefits Other Than Pensions

Pension Benefits and Retirement Benefits Other Than Pensions

The Company sponsors a non-contributory defined benefit pension plan (“Pension Plan”) that was established on the date of the Business Separation from NTELOS when the Company assumed its portion of the assets and liabilities for the pension benefits of its employees.  The Pension Plan covers all employees who meet eligibility requirements and were employed by NTELOS prior to October 1, 2003.  The Pension Plan was closed to employees hired by NTELOS on or after October 1, 2003.  Pension benefits vest after five years of plan service and are based on years of service and an average of the five highest consecutive years of compensation subject to certain reductions if the employee retires before reaching age 65 and elects to receive the benefit prior to age 65.  Effective December 31, 2012, the Company made the decision to freeze the Pension Plan.  As such, no further benefits will be accrued by participants for services rendered beyond this date.

Sections 412 and 430 of the Internal Revenue Code and ERISA Sections 302 and 303 establish minimum funding requirements for defined benefit pension plans.  The minimum required contribution is generally equal to the target normal cost plus the shortfall amortization installments for the current plan year and each of the six preceding plan years less any calculated credit balance.  If plan assets (less calculated credits) are equal to or exceed the funding target, the minimum required contribution is the target normal cost reduced by the excess funding, but not below zero.  The Company’s policy is to make contributions to stay at or above the threshold required in order to prevent benefit restrictions and related additional notice requirements and is intended to provide for benefits to be paid in the future.  Also, Lumos Networks has nonqualified pension plans that are accounted for similar to its Pension Plan.

The Company also provides certain health care and life benefits for retired employees that meet eligibility requirements.  The Company has two qualified nonpension postretirement benefit plans.  The health care plan is contributory, with participants’ contributions adjusted annually.  The life insurance plan is also contributory.  These obligations, along with all of the pension plans and other post retirement benefit plans, are assumed by the Company.  In connection with the Business Separation, NTELOS transferred the portion of the accumulated postretirement benefit obligation.  Eligibility for the life insurance plan is restricted to active pension participants age 50-64 as of January 5, 1994.  Neither plan is eligible to employees hired after April 1993.  The accounting for the plans anticipates that the Company will maintain a consistent level of cost sharing for the benefits with the retirees.  The Company’s share of the projected costs of benefits that will be paid after retirement is generally being accrued by charges to expense over the eligible employees’ service periods to the dates they are fully eligible for benefits.

The Company sponsors a contributory defined contribution plan under Internal Revenue Code Section 401(k) for substantially all employees.  In connection with the Business Separation, NTELOS transferred to the Company’s 401(k) plan an amount equal to the account balances of the Company’s employees and former employees in NTELOS’s 401(k) plan.  Each of the Company’s participating employees was credited for all service accrued with NTELOS prior to such transfer for all purposes under the Company’s 401(k) plan.  The Company’s policy is to match 100% of each participant’s annual contributions for contributions up to 1% of each participant’s annual compensation and 50% of each participant’s annual contributions up to an additional 5% of each participant’s annual compensation.  Company contributions vest after two years of service.

Operating Leases

Operating Leases

The Company has operating leases for administrative office space and equipment, certain of which have renewal options.  These leases, with few exceptions, provide for automatic renewal options and escalations that are either fixed or based on the consumer price index.  Any rent abatements, along with rent escalations, are included in the computation of rent expense calculated on a straight-line basis over the lease term.  The Company’s minimum lease term for most leases includes the initial non-cancelable term and at least one renewal period to the extent that the exercise of the related renewal option or options is reasonably assured.  A renewal option or options is determined to be reasonably assured if failure to renew the leases imposes an in-substance economic penalty on the Company.  Leasehold improvements are depreciated over the shorter of the assets’ useful life or the lease term, including renewal option periods that are reasonably assured.

Income Taxes

Income Taxes

Deferred income taxes are provided on an asset and liability method whereby deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.  The Company accrues interest and penalties related to unrecognized tax benefits in interest expense and income tax expense, respectively.  Prior to the Business Separation, the Company’s income taxes were included in the NTELOS consolidated federal income tax return and certain unitary or consolidated state income tax returns of NTELOS Holdings Corp.  However, the Company’s income taxes were calculated and provided for on an “as if separate” tax return basis.

Equity-Based Compensation

Equity-based Compensation

The Company accounts for share-based employee compensation plans under FASB ASC 718, Stock Compensation.  Equity-based compensation expense from share-based equity awards is recorded with an offsetting increase to additional paid-in capital on the consolidated balance sheet.  For equity awards with only service conditions, the Company recognizes compensation cost on a straight-line basis over the requisite service period for the entire award.

Equity awards prior to the Business Separation were granted in NTELOS stock instruments and the related expense was allocated to the Company.  Unvested NTELOS stock instruments were converted to commensurate Lumos Networks stock instruments in connection with and at the time of the Business Separation.  The fair value of the common stock options granted during the years ended December 31, 2012, 2011 and 2010 was estimated at the respective measurement date using the Black-Scholes option-pricing model with assumptions related to risk-free interest rate, expected volatility, dividend yield and expected terms.

Total equity-based compensation expense related to all of the share-based awards (Note 9) for the years ended December 31, 2012, 2011 and 2010 and the Company’s 401(k) matching contributions was allocated as follows:

(In thousands)	2012	2011	2010
Cost of sales and services	$645	$314	$230
Customer operations	712	419	297
Corporate operations	2,555	1,650	1,002
Equity-based compensation expense	$3,912	$2,383	$1,529

Future charges for equity-based compensation related to instruments outstanding at December 31, 2012 for the years 2013 through 2017 are estimated to be $2.1 million, $2.1 million, $1.2 million, $0.1 million and $0.1 million, respectively.

Pro Forma Earnings (Loss) Per Share

Pro Forma Earnings (Loss) per Share (Unaudited)

The Company computes earnings (loss) per share based on the weighted average number of shares of common stock and dilutive potential common shares equivalents outstanding.  Prior to November 1, 2011, the Company did not have any common stock outstanding and therefore, pro forma earnings (loss) per share for 2011 is calculated based on the two month period beginning November 1, 2011 and ending December 31, 2011 and is not applicable for 2010.

Recent Accounting Pronouncements

Recent Accounting Pronouncements

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220):  Presentation of Comprehensive Income.  This ASU increases the prominence of other comprehensive income in financial statements.  Under this ASU, an entity has the option to present the components of net income and comprehensive income in either one or two consecutive financial statements.  The ASU eliminates the option in U.S. GAAP to present other comprehensive income in the statement of changes in equity.  An entity should apply this ASU retrospectively.  This ASU was effective for the Company as of January 1, 2012.  We have complied with the requirements of this pronouncement by providing a consolidated statement of comprehensive income (loss), which follows the consolidated statement of operations in this annual report on Form 10-K.